UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 14, 2006

ENCORE CAPITAL GROUP, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-26489	48-1090909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8875 Aero Drive, Suite 200, San Diego, California	92123
(Address of Principal Executive Offices)	(Zip Code)

(877) 445-4581

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 9.01.	Financial Statements and Exhibits

This Current Report on Form 8-K is filed solely to file the exhibit below.

(d)	Exhibits

Exhibit Number	Description

10.1	Sublease dated as of February 12, 2004, by and between Southwestern Bell Telephone, L.P., successor in interest to Southwestern Bell Telephone Company, and Ascension Capital Group, Ltd., a Texas limited partnership.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ENCORE CAPITAL GROUP, INC.

Date: March 14, 2006	By	/s/ Paul Grinberg
Paul Grinberg
Executive Vice President, Chief Financial Officer and Treasurer

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EXHIBIT INDEX

Exhibit	Description

10.1	Sublease dated as of February 12, 2004, by and between Southwestern Bell Telephone, L.P., successor in interest to Southwestern Bell Telephone Company, and Ascension Capital Group, Ltd., a Texas limited partnership.

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